UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 15, 2011

Ameristar Casinos, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-22494	88-0304799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 490S Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 567-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07.	Submission of Matters to a Vote of Security Holders

Item 5.07. Submission of Matters to a Vote of Security Holders.

In connection with the stockholder advisory vote on the frequency of future advisory votes on the compensation of the named executive officers of Ameristar Casinos, Inc. (the “Company”) at the Company’s 2011 Annual Meeting of Stockholders held on June 15, 2011 (the “Annual Meeting”), the Company’s Board of Directors has determined that the Company will hold a stockholder advisory vote to approve the compensation of the named executive officers on an annual basis until the next stockholder advisory vote on frequency.

The voting results for the Annual Meeting were disclosed by the Company in a Current Report on Form 8-K filed on June 16, 2011(the “Original Report”). This Current Report on Form 8-K/A amends the Original Report solely for the purpose of disclosing the Company’s decision on the frequency of future stockholder advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ameristar Casinos, Inc.

By:	/s/ Peter C. Walsh
Name: Peter C. Walsh
Title: Senior Vice President and General Counsel

Dated: October 31, 2011

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